Exhibit 99.1

Funko, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(In thousands, except per share and share amounts)
Net sales	$169,474	$132,412	$516,084	$426,717
Cost of sales (exclusive of depreciation and amortization shown separately below)	102,926	82,813	317,379	280,396
Selling, general, and administrative expenses	37,532	21,744	120,944	77,525
Acquisition transaction costs	419	653	3,641	1,140
Depreciation and amortization	9,220	6,266	31,975	23,509

Total operating expenses	150,097	111,476	473,939	382,570

Income from operations	19,377	20,936	42,145	44,147
Interest expense, net	6,868	5,182	30,636	17,267
Loss on extinguishment of debt	5,103	—	5,103	—
Other income, net	(589)	—	(734)	—

Income before income taxes	7,995	15,754	7,140	26,880
Income tax expense	494	—	1,540	—

Net income	7,501	15,754	5,600	26,880
Less : net income attributable to non-controlling interests	1,875	—	1,875	—

Net income attributable to Funko, Inc.	$5,626	$15,754	$3,725	$26,880

Earnings per share of Class A common stock:
Basic	$0.04		$0.04
Diluted	$0.04		$0.04
Weighted average shares of Class A common stock outstanding:
Basic	23,338		23,338
Diluted	50,635		50,635

Funko, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

	December 31,	December 31,
	2017	2016
	(In thousands)
Assets
Current assets:
Cash and cash equivalents	$7,728	$6,161
Accounts receivable, net	115,478	83,607
Inventory	79,082	43,616
Prepaid expenses and other current assets	21,727	19,040

Total current assets	224,015	152,424
Property and equipment, net	40,438	25,473
Goodwill	110,902	97,453
Intangible assets, net	250,649	243,796
Deferred tax asset	51	—
Other assets	4,258	3,091

Total assets	$630,313	$522,237

Liabilities and Members’ Equity
Current liabilities:
Line of credit	$10,801	$6,729
Current portion long-term debt, net of unamortized discount	7,928	7,130
Accounts payable	53,428	23,653
Income taxes payable	2,268	—
Accrued royalties	25,969	21,284
Accrued expenses and other current liabilities	27,032	13,746
Current portion of contingent consideration	2,500	25,000

Total current liabilities	129,926	97,542
Long-term debt, net of unamortized discount	215,170	203,894
Deferred tax liability	588	—
Deferred rent and other long-term liabilities	3,474	3,424
Total stockholders’ equity attributable to Funko, Inc. / members’ equity	131,167	217,377
Non-controlling interests	149,988	—

Total stockholders’ equity / members’ equity	281,155	217,377

Total liabilities and members’ equity	$630,313	$522,237

Funko, Inc. and Subsidiaries

Non-GAAP Financial Measures

EBITDA, Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Earnings per Diluted Share (collectively the “Non-GAAP Financial Measures”) are supplemental measures of our performance that are not required by, or presented in accordance with, U.S. GAAP. EBITDA, Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Earnings per Diluted Share are not measurements of our financial performance under U.S. GAAP and should not be considered as an alternative to net income (loss), or any other performance measure derived in accordance with U.S. GAAP. We define EBITDA as net income (loss) before interest expense, net, income tax expense, depreciation and amortization. We define Adjusted EBITDA as EBITDA further adjusted for monitoring fees, non-cash charges related to equity-based compensation programs, earnout fair market value adjustments, inventory step-ups, loss on extinguishment of debt, acquisition transaction costs, foreign currency transaction gains and losses and other unusual or one-time items. We define Adjusted Pro Forma Net Income as net income attributable to Funko, Inc adjusted for the reallocation of income attributable to non-controlling interests from the assumed exchange of all outstanding common units and options in FAH, LLC (or the common unit equivalent of profit interests in FAH, LLC for periods prior to the IPO) for newly issued-shares of Class A common stock of Funko, Inc. and further adjusted for the impact of certain non-cash charges and other items that we do not consider in our evaluation of ongoing operating performance. These items include, among other things, reallocation of net income attributable to non-controlling interests, monitoring charges, loss on extinguishment of debt, non-cash charges related to equity-based compensation programs, earnout fair market value adjustments, inventory step-ups, acquisition transaction costs, foreign currency transaction gains and losses and other unusual or one-time items, and the income tax expense effect of (1) these adjustments and (2) the pass-through entity taxable income as if the parent company was a subchapter C corporation in periods prior to the IPO. We define Adjusted Pro Forma Earnings per Diluted Share as Adjusted Pro Forma Net Income divided by the weighted-average shares of Class A common stock outstanding, assuming (1) the full exchange of all outstanding common units and options in FAH, LLC (or the common unit equivalent of profit interest in FAH, LLC for periods prior to the IPO) for newly issued-shares of Class A common stock of Funko, Inc and (2) the dilutive effect of stock options and unvested common units, if any. We caution investors that amounts presented in accordance with our definitions of EBITDA, Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Earnings per Diluted Share may not be comparable to similar measures disclosed by our competitors, because not all companies and analysts calculate EBITDA, Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Earnings per Diluted Share in the same manner. We present EBITDA, Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Earnings per Diluted Share because we consider them to be important supplemental measures of our performance and believe they are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. Management believes that investors’ understanding of our performance is enhanced by including these non-GAAP financial measures as a reasonable basis for comparing our ongoing results of operations. Management uses EBITDA, Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Earnings per Diluted Share as a measurement of operating performance because they assist us in comparing the operating performance of our business on a consistent basis, as they remove the impact of items not directly resulting from our core operations; for planning purposes, including the preparation of our internal annual operating budget and financial projections; as a consideration to assess incentive compensation for our employees; to evaluate the performance and effectiveness of our operational strategies; and to evaluate our capacity to expand our business.

By providing these non-GAAP financial measures, together with reconciliations, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing our strategic initiatives. In addition, our Senior Secured Credit Facilities use Adjusted EBITDA to measure our compliance with covenants such as senior leverage ratio. EBITDA, Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Earnings per Diluted Share have limitations as analytical tools, and should not be considered in isolation, or as an alternative to, or a substitute for net income (loss) or other financial statement data presented in this press release as indicators of financial performance. Some of the limitations are:

•	such measures do not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments;

•	such measures do not reflect changes in, or cash requirements for, our working capital needs;

•	such measures do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments on our debt;

•	although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and such measures do not reflect any cash requirements for such replacements; and

•	other companies in our industry may calculate such measures differently than we do, limiting their usefulness as comparative measures.

Due to these limitations, EBITDA, Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Earnings per Diluted Share should not be considered as measures of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using these non-GAAP measures only supplementally. As noted in the table below, Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Earnings per Diluted Share include adjustments for non-cash charges related to equity-based compensation programs, earnout fair market value adjustments, inventory step-ups, loss on extinguishment of debt, acquisition transaction costs, foreign currency transaction gains and losses, and other unusual or one-time items. It is reasonable to expect that these items will occur in future periods. However, we believe these adjustments are appropriate because the amounts recognized can vary significantly from period to period, do not directly relate to the ongoing operations of our business and complicate comparisons of our internal operating results and operating results of other companies over time. In addition, Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Earnings per Diluted Share include adjustments for other items, such as monitoring fees, that we do not expect to regularly record following our IPO. Each of the normal recurring adjustments and other adjustments described herein and in the reconciliation table below help management with a measure of our core operating performance over time by removing items that are not related to day-to-day operations.

The following tables reconcile EBITDA, Adjusted EBITDA, Adjusted Pro Forma Net Income, and Adjusted Pro Forma Earnings per Diluted Share to the most directly comparable U.S. GAAP financial performance measure, which is net income (loss) (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Net income (loss)	$7,501	$15,754	$5,600	$26,880
Interest expense, net	6,868	5,182	30,636	17,267
Income tax expense	494	—	1,540	—
Depreciation and amortization	9,220	6,266	31,975	23,509

EBITDA	$24,083	$27,202	$69,751	$67,656
Adjustments:
Monitoring fees (a)	206	374	1,676	1,498
Equity-based compensation (b)	1,246	618	5,574	2,369
Loss on extinguishment of debt (c)	5,103	—	5,103
Earnout fair market value adjustment (d)	—	503	30	8,561
Inventory step-up (e)	552	—	3,182	13,434
Acquisition transaction costs and other expenses (f)	1,025	1,663	5,336	3,442
Foreign currency transaction (gain) loss (g)	(588)	—	(733)	—

Adjusted EBITDA	$31,627	$30,360	$89,919	$96,960

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Net income (loss) attributable to Funko, Inc.	$5,626	$15,754	$3,725	$26,880
Reallocation of net income attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock(a)	1,875	—	1,875	—
Monitoring fees (a)	206	374	1,676	1,498
Equity-based compensation (b)	1,246	618	5,574	2,369
Loss on extinguishment of debt (c)	5,103	—	5,103	—
Earnout fair market value adjustment (d)	—	503	30	8,561
Inventory step-up (e)	552	—	3,182	13,434
Acquisition transaction costs and other expenses (f)	1,025	1,663	5,336	3,442
Foreign currency transaction (gain) loss (g)	(588)	—	(733)	—
Income tax expense (h)	(5,131)	(6,846)	(8,345)	(20,339)

Adjusted pro forma net income	$9,914	$12,066	$17,423	$35,845

Weighted-average shares of Class A common stock outstanding-basic	23,338		23,338
Dilutive common units of FAH, LLC that are convertible into Class A common stock	27,297		27,297

Adjusted pro forma weighted-average shares of Class A stock outstanding - diluted	50,635		50,635

Adjusted pro forma earnings per diluted share	$0.20		$0.34

(a)	Represents monitoring fees paid pursuant to a management services agreement with ACON that was entered into in connection with the ACON Acquisition in 2015, which terminated upon the consummation of the IPO in November 2017.
(b)	Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on timing of awards.
(c)	Reflects the increase in the fair value of contingent liabilities incurred in connection with the ACON Acquisition and the Underground Toys Acquisition.
(d)	Represents a non-cash adjustment to cost of sales resulting from acquisitions.
(e)	Represents legal, accounting, and other related costs incurred in connection with the IPO, the ACON Acquisition, the Underground Toys Acquisition, the Loungefly Acquisition and other potential acquisitions.
(f)	Represents both unrealized and realized foreign currency (gains) losses on transactions other than in U.S. dollars.
(g)	Represents the reallocation of net income attributable to non-controlling interests from the assumed exchange of common units of
(h)	FAH, LLC in periods in which income was attributable to non-controlling interests. Represents the income tax expense effect of (i) the above adjustments and (ii) the pass-through entity taxable income as if the parent were company was a subchapter C corporation in periods prior to the IPO. This assumption uses an effective tax rate of 36.2% for the adjustments and the pass-through entity taxable income.